UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 15, 2012

AMC ENTERTAINMENT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8747	43-1304369
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

920 Main Street, Kansas City, Missouri    64105
(Address of Principal Executive Offices)    (Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 15, 2012, AMC Entertainment Inc. (the “Company”) announced that the Company has changed its fiscal year so that it shall begin on January 1 and end on December 31 of each year.  Prior to the change, the Company’s fiscal year ended on the Thursday closest to the last day of March, with the Company’s most recent fiscal year having ended on March 29, 2012.  The transition period of March 30, 2012 to December 31, 2012 will be covered on a Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT INC.

Date: November 15, 2012	By:	/s/ CRAIG R. RAMSEY
Craig R. Ramsey
Executive Vice President and Chief Financial Officer